As filed with the Securities and Exchange Commission on January 24, 2005.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 24, 2005 (November 7, 2004)

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MEDAREX, INC.

TABLE OF CONTENTS

FOR

CURRENT REPORT ON FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement

Item 9.01	Financial Statements and Exhibits

Signature

Item 1.01               Entry into a Material Definitive Agreement

On January 13, 2005, Medarex, Inc. announced that its worldwide collaboration with Bristol-Myers Squibb Company, to develop and commercialize MDX-010, a fully human antibody investigational product targeting the CTLA-4 receptor, had become effective.  The collaboration, previously announced by both companies on November 8, 2004, also includes MDX-1379, an investigational gp100 peptide vaccine, which will be developed for potential use in combination with MDX-010 in melanoma.  As part of this transaction, Medarex also entered into a related securities purchase agreement with Bristol-Myers Squibb providing for the purchase of 2,879,223 shares of Medarex common stock for an aggregate purchase price of $25 million.

Copies of these agreements, one of which has been redacted to preserve the confidentiality of certain terms, are attached hereto as Exhibits 99.1 through 99.2.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits.  The following materials are filed as an exhibits to this Current Report on Form 8-K:

Exhibit Number

*99.1	Collaboration and Co-Promotion Agreement by and between Medarex, Inc. and Bristol-Myers Squibb Company dated November 7, 2004.

99.2	Securities Purchase Agreement dated as of November 7, 2004, by and between Bristol-Myers Squibb Company and Medarex, Inc.

*Certain confidential information contained in this document, marked by brackets and asterisks, has been omitted from this filing. Such information has been filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: January 21, 2005	By:	/s/ Christian S. Schade
Christian S. Schade
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

*99.1	Collaboration and Co-Promotion Agreement by and between Medarex, Inc. and Bristol-Myers Squibb Company dated November 7, 2004.

99.2	Securities Purchase Agreement dated as of November 7, 2004, by and between Bristol-Myers Squibb Company and Medarex, Inc.

*Certain confidential information contained in this document, marked by brackets and asterisks, has been omitted from this filing. Such information has been filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted information.